Exhibit 99.1

The security of experience. The power of innovation.
www.rgare.com

Reinsurance Group of America

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Keefe, Bruyette & Woods Insurance Conference
September 4, 2008

A. Greig Woodring, Chief Executive Officer

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

This presentation contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts, but rather reflect the
Company’s current expectations, estimates and projections concerning future results and events. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “believe,” “expect,” “anticipate,” “may,”
“could,” “intend,” “intent,” “belief,” “estimate,” “plan,” “foresee,” “likely,” “will” or other similar words or phrases. These forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and that may cause the Company’s actual results, performance or achievements to vary materially from what is expressed in or indicated by such forward-looking statements.  The Company cannot make any assurance that projected results or events will be achieved.

The risk factors set forth in the Company’s prospectus dated August 11, 2008 and proxy statement/prospectus dated August 4, 2008 in the respective sections entitled “Risk Factors,” and the matters discussed in RGA’s SEC filings, including the “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” sections of RGA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and RGA’s Quarterly
Reports on Form 10-Q for the fiscal quarters ended March 31, 2008 and June 30, 2008, could affect future results, causing these results to differ materially from those expressed in RGA’s forward-looking statements.

The forward-looking statements included in this document are only made as of the date of this document and RGA has no obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) changes in our financial strength and credit ratings or those of MetLife, Inc. ("MetLife"), the beneficial owner of a majority of our common shares, or its subsidiaries, and the effect of such changes on our future results of operations and financial condition, (3) inadequate risk analysis and underwriting, (4) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (7) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (8) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (9) adverse litigation or arbitration results, (10) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (11) the stability of and actions by governments and economies in the markets in which we operate, (12) competitive factors and competitors'
responses to our initiatives, (13) the success of our clients, (14) successful execution of our entry into new markets, (15) successful development and introduction of new products and distribution opportunities, (16) our ability to successfully integrate and operate reinsurance business that we acquire, (17)
regulatory action that may be taken by state Departments of Insurance with respect to us, MetLife, or its subsidiaries, (18) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers and others, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where we or our clients do business, (20) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (21) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal of and interest on our debt obligations, and (22) other risks and uncertainties described in this document and in our other filings with the Securities and Exchange Commission.

Additional Information and Where You Can Find It

In connection with MetLife’s proposed divestiture of its stake in RGA, on August 11, 2008, RGA filed with the Securities and Exchange Commission (the
“SEC”) a registration statement on Form S-4 (No. 333-152828), as amended, which includes a form of prospectus relating to the exchange offer. On August
14, 2008, MetLife filed with the SEC a statement on Schedule TO. In addition, RGA has filed with the SEC a registration statement on Form S-4 (File No.
333-151390), as amended, which includes a final proxy statement/prospectus dated August 4, 2008 related to the recapitalization. Investors and holders of
RGA and MetLife securities are strongly encouraged to read the registration statements and any other relevant documents filed with the SEC, including the prospectus dated August 11, 2008 relating to the exchange offer and related exchange offer materials, the tender offer statement on
Schedule TO, and the proxy statement/prospectus dated August 4, 2008 relating to the recapitalization, as well as any amendments and supplements to those documents, because they contain important information about RGA, MetLife, and the proposed transactions. The prospectus relating to the exchange offer and related exchange offer materials have been mailed to stockholders of MetLife. The proxy statement/prospectus relating to the recapitalization and related transactions has been mailed to shareholders of RGA. Investors and security holders can obtain free copies of the registration statements, the prospectus relating to the exchange offer and related exchange offer materials and the tender offer statement on Schedule TO, and the proxy statement/prospectus relating to the recapitalization, as well as other filed documents containing information about MetLife and RGA, without charge, at the SEC’s web site (www.sec.gov). Free copies of RGA’s filings also may be obtained by directing a request to RGA, Investor Relations, by phone to (636) 736-7243, in writing to Mr. John Hayden, Vice President-Investor Relations, Reinsurance Group of America, Incorporated, 1370 Timberlake Manor
Parkway, Chesterfield, Missouri, 63017, or by email to investrelations@rgare.com. Free copies of MetLife’s filings may be obtained by directing a request to
MetLife, Investor Relations, by phone to (212) 578-2211, in writing to MetLife, Inc., 1 MetLife Plaza, Long Island City, NY 11101, or by email to
metir@metlife.com. Neither RGA, MetLife nor any of their respective directors or executive officers or the dealer managers, with respect to the exchange offer makes any recommendation as to whether you should participate in the exchange offer.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

RGA, MetLife and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from RGA’s shareholders with respect to the proposed recapitalization. Information regarding the directors and executive officers of RGA is included in its definitive proxy statement for its 2008 Annual Meeting of Shareholders filed with the SEC on April 9, 2008. Information regarding the directors and officers of MetLife is included in the definitive proxy statement for MetLife’s 2008 Annual Meeting of Shareholders filed with the SEC on March 18, 2008. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement/prospectus dated August 4, 2008 and the prospectus dated August 11, 2008 relating to the exchange offer, each as may be amended from time to time, and other materials to be filed with the SEC in connection with the proposed transactions.

Participants in the Solicitation

Non-GAAP Measures

RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results.  This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs.  Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses.  Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company’s ongoing operations.   The
definition of operating income can vary by company and is not considered a substitute for GAAP net income.

Additionally, the Company evaluates its stockholder equity position excluding the impact of “Other Comprehensive Income”.  This is also considered a non-GAAP measure.  The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of
Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation.

Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory-based approach to an economic-based approach.  To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology.
This change in capital allocation does not affect the Company’s reported consolidated financial results.

Capital Allocation

Overview

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Operational Strength

Leading new business
market share (23%) in
U.S.(1)

Leading new business
market share (35%) in
Canada(1)

Largest facultative
reinsurer(2)

High single-digit
premium growth

Long track record of
profitability

Region-wide leader in
individual new
business (26%)(3)

Second largest
reinsurer of new group
life (20%) market
share(3)

Market leader in new
treaty line acquisition(3)

Strong North American
Market Positions

Third-largest life &
health reinsurer in
the UK&I(4)

Well-established in
Spain

New Offices in Italy,
Germany, France,
and Poland

Changes in
regulation and
solvency measures
expected to provide
opportunities for new
market entrants

Well Positioned in
Rapidly Growing Asian
Markets

Continued Expansion
into Europe Offers
Growth Opportunities

(1) 2007 Munich American / Society of Actuaries Reinsurance Survey

(2) Based on Company estimate

(3) NMG Financial Services Consulting – 2008 Programme (March)

(4) NMG Financial Services Consulting – Risk Premium Monitor 2006

Financial Highlights

Operating EPS Growth            14% (5-year CAGR, 2003-2007)

Premium Growth                      13% (2007 compared to 2006)

Return on Equity*                            14% (2007)

BV/Share Growth*                                    14% (5-year and 14-year CAGR)

Operating EPS Growth             14%

Return on Equity*               14%

Historical Performance

Intermediate Goals

RGA targets debt leverage of 25% or less, commensurate with various rating agency guidelines for existing ratings.

* Excludes accumulated other comprehensive income. See “Reconciliations of Non-GAAP
    Measures” at the end of this presentation.

A Leading Life Reinsurer

Top Five Life Reinsurers Now Account for 76% of Market, Up From 48% in 1997

Source:  2007 Munich American / Society of Actuaries Reinsurance Survey

1.8

156.2

General Re Life

10

2.3

195.2

Canada Life

9

3.2

274.8

SCOR

8

4.3

362.4

Generali

7

4.8

406.4

ERC

6

9.9

850.0

Transamerica Re

5

11.4

970.0

Scottish Re

4

13.2

1,132.4

Munich American Re

3

16.7

1,429.1

RGA

2

24.5

$2,090.8

Swiss Re

1

($ in billions)

Share

Market

Force

Reinsurance In

Life

Reinsurer

Rank

North America In 2007

Worldwide in 2006

Rank

Reinsurer

Gross Life

Reinsurance

Premiums

($ in millions)

1

Swiss Re

$

10,378

2

Munich Re Group

10,114

3

RGA

4,732

4

Hannover Re

3,686

5

Scor

3,039

6

Berkshire Hathaway

2,476

7

Transamerica Re (Aegon)

2,259

8

Scottish Re Group, Ltd.

1,842

9

Reliastar

675

10

XL Re

597

Source:  Standard & Poor's

Leading Facultative
Franchise

Recognized facultative expertise

Provide a market for non-conforming risks

Significant barriers to entry

Fosters closer relationships with cedants

Leverage for additional business opportunities

Provides some pricing power for automatic
business

Frequent entry point for international business
development

Industry-Leading
Management Team

(1)

Includes experience in life insurance and life reinsurance industries

(2)

Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company

Years Experience

Name

Position

In Industry

(1)

With RGA

(2)

A. Greig Woodring

President, Chief Executive Officer, and Director

33

29

Jack B. Lay

Senior E.V.P. and Chief Financial Officer

17

14

Paul A. Schuster

Senior E.V.P., U.S. Operations

32

17

Graham S. Watson

Senior E.V.P., International and Chief Marketing Officer

38

12

David B. Atkinson

E.V.P.

33

22

Brendan J. Galligan

E.V.P., Asia Pacific

30

18

John P. Laughlin

E.V.P., U.S. Financial Markets

24

13

Robert M. Musen

E.V.P.

32

8

Paul Nitsou

E.V.P., International

23

12

Alain P. Neemeh

President and Chief Executive Officer, RGA Canada

11

11

A. David Pelletier

E.V.P.

24

13

Michael S. Stein

E.V.P., U.S. Operations

27

10

Growth Opportunities

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Strong Track Record of Growth

Share Price

$12.28*

$52.48

10.9%

Market Cap

$480M

$3.3B

14.8%

Assets

$1.2B

$21.6B

22.9%

Net Income

$34.1M

$293.8M

16.6%

Premiums

$380M

4.9B

20.0%

Employees

198

1,066

12.8%

* Split-adjusted

December 31,
1993

December 31,
2007

CAGR

Significant Growth
Opportunities

Expect intermediate
growth of 8%-10% in
traditional market going
forward

Limited number of
competitors; good
pricing environment
expected to continue

Little impact from start-
ups

Some direct companies
retaining more business

Highest growth rates likely to
come from Asia Pacific (primarily
Japan and South Korea)

Penetration rates in most of Asia
Pacific are very low; Australia is
the exception

UK growth is moderating;
increase in number of
competitors

India and China represent
longer-term significant
opportunities

EU solvency and other
regulatory risk based capital
initiatives will likely be a catalyst
for additional reinsurance
opportunities

North America

International

5 year CAGR 7%
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,811
$6,672
$7,028
$7,292
$7,460
2003
2004
2005
2006
2007

5 year CAGR 22%
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$712
$825
$929
$935
$1,087
2003
2004
2005
2006
2007

RGA

14

North America Market
Continues to Grow

Source: Munich American / Society of Actuaries Reinsurance Surveys

($ in billions)

+8%

+15%

+5%

+4%

+2%

+76%

+12%

  +16%

+1%

    +16%

($ in billions)

Although cession rates in the U.S. market have fallen over the past several years, RGA has continued to grow through market share increases.

United States

Life Reinsurance Inforce

Life Reinsurance Inforce

Canada

6%
5%
7%
82%
U.S.
Canada
Asia Pacific
Europe & S. Africa

8%
14%
18%
60%
U.S.
Canada
Asia Pacific
Europe & S.Africa

15

Expanding Global Presence

Total 2003 Pre-tax Operating Income = $263M

2003 Pre-tax Operating Income
by Operating Segment

YTD June 30, 2008 Pre-tax Operating
Income by Operating Segment

Note:  Figures include results from the U.S., Canada, Asia Pacific and Europe & South
Africa operating segments; exclude Corporate segment. See “Reconciliations of Non-
GAAP Measures” at the end of this presentation.

Total YTD June 30, 2008 Pre-tax

Operating Income = $289M

Financial Performance

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

4-Year CAGR 14%
$2,400
$1,800
$1,200
$600
$0
$1,252
$1,459
$1,713
$1,941
$2,120
$2,240
2003
2004
2005
2006
2007
YTD 2Q08

RGA

17

Life Reinsurance In Force

($ in billions)

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
4-year CAGR 17%
14%
$2,643
$3,347
$3,867
$4,346
$4,909
$2,333
$2,657
2003
2004
2005
2006
2007
YTD 2Q07
YTD 2Q08

RGA

18

Consolidated Net Premiums

($ in millions)

$400
$350
$300
$250
$200
$150
$100
$50
$0
4-Year CAGR 21%
$166.2
$224.6
$225.5
$293.2
$353.5
$166.7
$180.6
2003
2004
2005
2006
2007
YTD 2Q07
YTD 2Q08

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
4-Year CAGR 14%
$3.22
$3.57
$3.54
$4.65
$5.50
$2.60
$2.82
2003
2004
2005
2006
2007
YTD 2Q07
YTD 2Q08

RGA

19

Consolidated Operating Income

Operating
Return on
Equity(1)

2003…13%

2004…12%

  2005…11%

  2006…13%

  2007…14%

Operating Income

($ in  millions)

Operating Income Per Share

(1)

Operating ROE is computed excluding accumulated other comprehensive income, using quarterly average for equity amounts. See “Reconciliations of Non-GAAP
Measures” at the end of this presentation.

Claims and Other Policy Benefits / Premiums
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

RGA

20

Quarterly Mortality Volatility
5 Year Average = 81.4%

RGA’s results can exhibit quarterly volatility in mortality experience, but when measured over longer periods of time, mortality experience is more predictable and stable.

5 year CAGR 13%
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
24.78
27.73
28.67
29.68
30.26
31.08
32.06
32.34
33.36
34.06
35.22
36.24
37.39
38.79
39.49
40.65
41.86
42.93
43.32
45.04
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

21

Book Value Per Share*
5 Year Trend

* Book value excludes other comprehensive income. See “Reconciliations of Non-GAAP Measures”
at the end of this presentation.

Equity
Debt
Hybrids
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$158
$398
$1,723
$158
$406
$1,941
$557
$401
$2,081
$557
$307
$2,382
$558
$527
$2,663
$558
$527
$2,806
2003
2004
2005
2006
2007
2Q08

RGA

22

Total Capitalization Levels
(Excluding Other Comprehensive Income)*

($ in millions)

  Debt & Hybrids/

  Total Capitalization     24.4%                       22.5%                        31.5%                            26.6%                           28.9%                          27.9%

$2,279

$2,505

$3,039

$3,246

$3,748

$3,891

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

December 31, 2007

Other
2%
Cash and
Short Term
3%
Funds
Withheld at
Interest
28%
Policy Loans
6%
Mortgage
Loans
5%
Fixed
Maturities
56%

June 30, 2008

Other
3%
Cash and
Short Term
2%
Funds
Withheld at
Interest
28%
Policy Loans
6%
Mortgage
Loans
5%
Fixed
Maturities
56%

RGA
23

Consolidated Asset Composition

($ in millions)

Asset Type

Carrying Value

Carrying Value

YTD

Dec. 31, 2007

June 30, 2008

Change

_____________________________________________________________________________________

Fixed Maturities

$  9,398

$  9,668

$     270

Mortgage Loans

832

799

(33)

Policy Loans

1,059

1,048

(11)

Funds Withheld at Interest

4,749

4,825

76

Cash and Short Term

479

410

(69)

Other

284

419

135

___________________________________________________________

$16,801

$17,169

$     368

Well-diversified fixed maturity portfolio; 97% investment grade as of June 30, 2008

Conclusion

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Conclusion

Second largest North American life reinsurer with
established and expanding global presence

A leading facultative reinsurer with high degree of
mortality expertise; provides competitive advantage

Multiple growth opportunities stemming from on-
going industry consolidation and international
expansion

Proven track record of delivering strong top and
bottom-line growth

Industry-leading management team

Appendix:

RGA’s Operating Segments

Reconciliations of Non-
GAAP Measures

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

RGA’s Operating Segments

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

U.S. Operations

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
4 Year 12% CAGR
6%
$1,801
$2,213
$2,434
$2,654
$2,875
$1,391
$1,481
2003
2004
2005
2006
2007
YTD 2Q07
YTD 2Q08

$400
$350
$300
$250
$200
$150
$100
$50
$0
4 Year 16% CAGR
$216
$285
$273
$331
$387
$187
$174
2003
2004
2005
2006
2007
YTD 2Q07
YTD 2Q08

RGA

29

Total U.S. Operations

Pre-tax Operating Income*

($ in millions)

Net Premiums

($ in millions)

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Pre-tax Operating
Income*
$400
$350
$300
$250
$200
$150
$100
$50
$0
$351
$251
$241
$170
$153
2004
2007
YTD
2007

RGA

30

U.S. Traditional Operations

RGA’s goal is to be
among those 3-5 with
very favorable terms

Automatic reinsurance
programs are placed
with 3-5 reinsurers

RGA’s differentiator is
our facultative services

Companies cannot
access these
services unless RGA
is participating
automatically in their
reinsurance

In order to maintain
our industry-leading
facultative position,
we focus on
continually refining
and improving these
services

Competitive offers

Industry-leading time
service

Solid, individual life
capacity

Facultative Application
Console (FAC)

AURA technology-
based rules engine
(ASAP)

Underwriting
“Connection”

Yearly seminars,
newsletters

Approach to the Market

Facultative Excellence

$1.3 trillion of life
reinsurance inforce

Largest source of revenue
and earnings

Quality, long-term, client
base

Recognized leader in
facultative underwriting;
over 100,000 applications in
2007

Adverse claim levels in 1Q
2008

Overview

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

$30
$25
$20
$15
$10
$5
$0
$7.7
$21.0
$16.8
$24.8
$23.4
$11.1
$14.8
2003
2004
2005
2006
2007
YTD 2007
YTD 2008

$16
$14
$12
$10
$8
$6
$4
$2
$0
$12.5
$13.1
$15.1
$15.0
$12.5
$5.7
$5.6
2003
2004
2005
2006
2007
YTD 2007
YTD 2008

31

U.S. Asset Intensive and Financial
Reinsurance Sub-segments

Primarily annuities and COLI/BOLI; a
spread business

Some volatility in operating income due
to treatment of realized gains/losses for
funds withheld treaties

RGA shares in asset risk for general
account annuity transactions

Opportunistic growth; provides
meaningful diversification from mortality
risk

Pre-tax Operating Income*

($ in millions)

Asset Intensive

Financial Reinsurance

A recognized leader in this highly
specialized market

Limited new opportunities currently
in U.S.; stronger opportunities in
Asia Pacific

Intellectual capital is essential due
to complexity of transactions

Generally a fee-based business for
RGA; rely on retrocession capacity

Pre-tax Operating Income*

($ in millions)

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Canada Operations

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

4- Year 23% CAGR
26%
$215
$254
$343
$429
$487
$222
$279
$0
$100
$200
$300
$400
2004
2007
YTD 2007
YTD

4- Year 43% CAGR
49%
$18
$31
$47
$41
$75
$35
$52
$0
$10
$40
2003
2004
2005
2007
YTD 2007
YTD

RGA

33

Canada Operations

Established in 1992

Traditional individual life
reinsurance, including
preferred classes; some
creditor business

Most of the life insurance
companies in Canada are
clients

A market leader; primary
competitors are Munich
Re and Swiss Re

Strong results and
favorable mortality in 2007
and first half of 2008

Overview

Premiums

$ in millions

Pre-tax Operating Income*

$ in millions

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

International Operations

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

International Operations Overview

Have demonstrated success

Built green-field operations across the globe;
centrally managed by dedicated team in Toronto

Developed divisional infrastructure  and culture

Established as a leading reinsurer in key
markets

Focused on multi-nationals and larger
local companies

Reinsurance products include life and
critical illness

4- Year 17% CAGR
13%
$700
$400
$300
$200
$100
$0
2003
2004
2007
YTD 2007

$70
$60
$50
$40
$30
$20
$10
$0
$15.2
$27.3
$35.8
$58.6
$49.7
$33.8
$22.5
2003
2004
2005
2006
2007
YTD 2Q07
YTD 2Q08

RGA

36

Europe & South Africa Operations

            Spain

1995

            England

1999

            South Africa

1999

            India

2002

            Ireland

2003

            Poland

2006

            Germany

2006

            France

2007

            Italy

2007

UK market has fueled past growth; 12%-
15% premium growth expected going
forward

Increasing continental Europe presence

Offices recently established in France,
Germany, Italy and Poland

Reinsurance products include life YRT and
coinsurance, accelerated critical illness

India viewed as providing long-term
growth opportunities

Adverse claim levels in UK and South
Africa in Q1 2008

Overview

Markets and Date of Entry

Net Premiums

Pre-tax Operating Income*

$ in millions

$ in millions

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

4- Year 35% CAGR
34%
$1,000
$700
$400
$300
$200
$100
$0
2004
2007
YTD
2007
YTD

54%
$70
$60
$50
$40
$30
$20
$10
$0
$13.3
$7.1
$31.5
$59.0
$61.6
$26.5
2003
2004
2005
2006
2007
YTD
2Q07
YTD

37

Asia Pacific Operations

            Hong Kong

1994

            Japan

1995

            Australia/New Zealand

1996

            Malaysia

1997

            Taiwan

1999

            South Korea

2002

            China

2005

Overview

Markets and Date of Entry

Net Premiums

Pre-tax Operating Income*

$ in millions

$ in millions

Strong results in 2006, 2007 and first
half of 2008 lead by Australia, Japan
and South Korea

A recognized leader in the Asia
Pacific region based on NMG survey

Japan and South Korea should lead
growth in near term

Strong facultative market in Japan

Opened office in China in 2005;
longer-term growth opportunity

* See “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Reconciliations of Non-
GAAP Measures

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Financial Performance

(1) Net of DAC offset

14.8

11.1

23.4

24.6

16.8

21.0

7.7

Pre-tax Operating Income

47.5

0.9

37.5

(2.8)

(0.5)

2.0

(12.9)

Change in MV of Embedded Derivatives(1)

(1.5)

1.6

8.2

7.2

1.0

7.3

1.4

Realized Capital (Gains) / Losses (1)

(31.2)

8.6

(22.3)

20.2

16.3

11.7

19.2

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

U.S. ASSET-INTENSIVE

153.2

170.0

351.4

291.2

241.0

251.2

195.7

Pre-tax Operating Income

3.1

4.9

13.8

4.1

8.6

(18.1)

6.6

Realized Capital (Gains) / Losses

150.1

165.1

337.6

287.1

232.4

269.3

189.1

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

U.S. TRADITIONAL OPERATIONS

(10.0)

(22.8)

(29.6)

(37.6)

(41.8)

(9.0)

(9.3)

Pre-tax Operating Income

0.1

11.8

12.5

(4.0)

(17.4)

(7.8)

(0.9)

Realized Capital (Gains) / Losses

(10.1)

(34.6)

(42.1)

(33.6)

(24.4)

(1.2)

(8.4)

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

CORPORATE & OTHER SEGMENT

40.8

26.5

61.6

59.0

31.5

7.1

13.3

Pre-tax Operating Income

1.0

0.6

1.5

0.4

0.3

(0.3)

0.1

Realized Capital (Gains) / Losses

39.8

25.9

60.1

58.6

31.2

7.4

13.2

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

ASIA-PACIFIC OPERATIONS

($ in millions)

Reconciliation of Pre-Tax Income to Pre-Tax Operating Income

22.5

33.8

49.7

58.6

35.8

27.3

15.2

Pre-tax Operating Income

(0.6)

0.8

2.2

0.3

0.3

(2.3)

(2.6)

Realized Capital (Gains) / Losses

23.1

33.0

47.5

58.3

35.5

29.6

17.8

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

EUROPE & SOUTH AFRICA OPERATIONS

51.9

35.1

74.9

40.6

46.8

31.2

18.2

Pre-tax Operating Income

1.5

(4.1)

(6.6)

(5.2)

(3.4)

(8.1)

(9.9)

Realized Capital (Gains) / Losses

50.4

39.2

81.5

45.8

50.2

39.3

28.1

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

CANADA OPERATIONS

U.S. FINANCIAL REINSURANCE

2003

2004

2005

2006

2007

YTD 2Q07

YTD 2Q08

GAAP Pre-Tax Income - Cont Ops

12.6

13.1

15.1

15.0

12.6

5.7

5.6

Realized Capital (Gains) / Losses

-

-

-

-

-

-

-

Pre-tax Operating Income

12.6

13.1

15.1

15.0

12.6

5.7

5.6

TOTAL US OPERATIONS SEGMENT

2003

2004

2005

2006

2007

YTD 2Q07

YTD 2Q08

GAAP Pre-Tax Income - Cont Ops

220.9

294.1

263.8

322.3

327.9

179.4

124.5

Realized Capital (Gains) / Losses(1)

8.0

(10.8)

9.6

11.3

22.0

6.5

1.6

Change in MV of Embedded Derivatives(1)

(12.9)

2.0

(0.5)

(2.8)

37.5

0.9

47.5

Pre-tax Operating Income

216.0

285.3

272.9

330.8

387.4

186.8

173.6

(1) Net of DAC offset

Financial Performance

(1) Net of DAC offset

278.8

259.4

544.0

451.4

345.2

341.9

253.4

Pre-tax Operating Income

47.5

0.9

46.5

(2.8)

(0.5)

2.0

(12.9)

Change in MV of Embedded Derivatives(1)

3.6

15.6

22.6

2.8

(10.6)

(29.3)

(5.3)

Realized Capital (Gains) / Losses(1)

227.7

242.9

474.9

451.4

356.3

369.2

271.6

GAAP Pre-Tax Income - Cont Ops

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

RGA CONSOLIDATED

$

2.82

$

2.60

$

5.50

$

4.65

$

3.54

$

3.57

$

3.22

Operating EPS from Cont. Operations

0.08

0.04

0.22

0.08

0.18

0.37

0.11

Loss from Discontinued Operations

0.48

0.01

0.47

(0.03)

(0.01)

0.02

(0.16)

Change in MV of Embedded Derivatives

0.04

0.16

0.23

0.03

(0.15)

(0.34)

(0.09)

Realized Capital (Gains) / Losses

$

2.22

$

2.39

$

4.57

$

4.57

$

3.52

$

3.52

$

3.36

GAAP Net Income

YTD 2Q08

YTD 2Q07

2007

2006

2005

2004

2003

Per Diluted Share Basis

CONSOLIDATED EPS RECONCILIATION

Stockholders’ Equity Reconciliation

Consolidated EPS Reconciliation

($ in millions)

Reconciliation of Pre-Tax Income to
Pre-Tax Operating Income

2003

2004

2005

2006

2007

YTD 2Q07

YTD 2Q08

GAAP Stockholders' Equity

1,947.7

$

2,279.0

$

2,527.5

$

2,815.4

$

3,189.8

$

2,894.6

$

3,061.4

$

FAS 115 Equity Adjustment

170.6

244.7

361.8

335.6

313.2

204.1

47.5

Foreign Currency Adjustment

53.6

93.7

85.1

109.1

222.0

182.0

215.6

Unrealized Pension

0.0

0.0

0.0

(11.3)

(8.4)

(11.6)

(8.1)

Equity Excluding OCI

1,723.5

$

1,940.6

$

2,080.6

$

2,382.0

$

2,663.0

$

2,520.1

$

2,806.4

$

GAAP Stockholders' Average Equity

1,460.8

$

2,071.7

$

2,423.4

$

2,613.8

$

2,965.8

$

2,866.4

$

3,103.4

$

FAS 115 Average Equity Adjustment

148.5

180.0

310.5

287.9

282.2

293.3

175.9

Foreign Currency Adjustment

26.9

54.6

84.1

102.3

174.9

138.0

213.7

Unrealized Pension

-

-

-

(2.3)

(10.9)

(11.4)

(8.2)

Average Equity Excluding OCI

1,285.4

$

1,837.0

$

2,028.8

$

2,225.8

$

2,519.6

$

2,446.5

$

2,721.9

$

Operating ROE - GAAP Stockholders' Equity

11%

11%

9%

11%

12%

6%

6%

Operating ROE - Excluding OCI

13%

12%

11%

13%

14%

7%

7%

Pre-Tax Operating Income

Segment	YTD 2Q07	% of Total Excluding Corporate	% of Total Including Corporate	YTD 2Q08	% of Total Excluding Corporate	% of Total Including Corporate
U.S.	$ 186.8	66%	72%	$ 173.6	60%	62%
Canada	35.1	13%	14%	51.9	18%	19%
Europe & South Africa	33.8	12%	13%	22.5	8%	8%
Asia Pacific	26.5	9%	10%	40.8	14%	15%
Total Excluding Corporate	$ 282.2	100%		$ 288.8	100%	
Corporate and Other	(22.8)		(9%)	(10.0)		(4%)
Total	$ 259.4		100%	$ 278.8		100%

RGA

41

Financial Performance

Pre-Tax Operating Earnings YTD

($ in millions)

Book Value per Share Reconciliation

2Q08

1Q08

4Q07

3Q07

2Q07

1Q07

4Q06

3Q06

2Q06

1Q06

4Q05

Book value per share

49.13

$

49.15

$

51.42

$

49.03

$

46.69

$

46.81

$

45.85

$

45.22

$

40.30

$

40.62

$

41.38

$

Less: effect of FAS 115

0.76

2.69

5.04

3.52

3.29

5.51

5.46

5.93

2.14

4.04

5.92

Less: effect of CTA

3.46

3.27

3.58

3.84

2.94

1.99

1.78

1.90

1.92

1.36

1.40

Less: effect of Pension Benefit

(0.13)

(0.13)

(0.13)

(0.19)

(0.19)

(0.18)

(0.18)

-

-

-

-

Book value per share excluding OCI

45.04

$

43.32

$

42.93

$

41.86

$

40.65

$

39.49

$

38.79

$

37.39

$

36.24

$

35.22

$

34.06

$

3Q05

2Q05

1Q05

4Q04

3Q04

2Q04

1Q04

4Q03

3Q03

2Q03

1Q03

Book value per share

40.33

$

39.60

$

36.79

$

36.50

$

33.92

$

31.38

$

33.11

$

31.33

$

28.92

$

28.93

$

25.18

$

Less: effect of FAS 115

5.52

6.22

3.37

3.92

2.91

1.21

3.67

2.74

3.47

4.19

1.76

Less: effect of CTA

1.45

1.04

1.36

1.50

0.75

0.49

0.77

0.86

0.67

0.73

0.21

Less: effect of Pension Benefit

-

-

-

-

-

-

-

-

-

-

-

Book value per share excluding OCI

33.36

$

32.34

$

32.06

$

31.08

$

30.26

$

29.68

$

28.67

$

27.73

$

24.78

$

24.01

$

23.21

$

Reinsurance Group of America

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Keefe, Bruyette & Woods Insurance Conference
September 4, 2008

A. Greig Woodring, Chief Executive Officer